QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 24, 2005
(Date of earliest event reported)

McDATA Corporation
(Exact name of registrant as specified in its charter)

A Delaware Corporation	000-31257	84-1421844
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

380 Interlocken Crescent, Broomfield, Colorado 80021
(Address of principal executive offices, including Zip Code)

Telephone Number (720) 558-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02—Results of Operations and Financial Condition

        The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

        On February 24, 2005, McDATA Corporation ("McDATA" or the "Company") announced its results of operations and financial condition for its fiscal quarter ended January 31, 2005 and fiscal year ended January 31, 2005, in a press release, dated February 24, 2005, a copy of which is furnished as Exhibit 99.1.

ITEM 7.01—Regulation FD Disclosure

        The information set forth under Item 2.02 of this report on Form 8-K is hereby incorporated in Item 7.01 by reference.

ITEM 9.01—Financial Statements and Exhibits

  (c)
  Exhibits

  99.1
  Press Release dated February 24, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDATA Corporation
By:	/s/ THOMAS O. MCGIMPSEY Thomas O. McGimpsey Vice President, General Counsel and Business Development

        Dated: February 24, 2005

QuickLinks

  ITEM 2.02—Results of Operations and Financial Condition
  ITEM 7.01—Regulation FD Disclosure
  ITEM 9.01—Financial Statements and Exhibits
SIGNATURE